Blackstone Mortgage Trust, Inc. April 28, 2015 First Quarter 2015 Results Exhibit 99.2

Blackstone Mortgage Trust     1
First Quarter 2015 Highlights
Core Earnings of $0.54 per share for the quarter generated by our growing loan origination portfolio.
Closed seven new loans totaling $937 million of commitments.
Funded $903 million of loan commitments, offset partially by $333 million of full or partial repayments.
Floating rate senior loan portfolio of $5.0 billion with a weighted average loan-to-value of 64%.
Added $1.1 billion of financing capacity, bringing total capacity to $5.4 billion with $3.4 billion outstanding.
GAAP net income of $0.60 per share includes net income of $0.14 per share generated by the CT Legacy portfolio, reflecting unrealized gains on certain investments under contract for sale; consolidated book value of $24.87 per share.
Post quarter-end, announced definitive agreement to acquire a $4.6 billion senior loan portfolio from GE
Capital, and commitment for $4.0 billion of secured financing from Wells Fargo to finance the acquisition.
Also post quarter-end, issued 23 million shares of common stock at a public offering price of $30.50 per share, adding more than $1.00 per share to book value.
Information included in this presentation is as of or for the period ended March 31, 2015, unless otherwise indicated. See Appendix for a definition of
Core Earnings and a reconciliation to GAAP net income, as well as certain per share calculations that are referenced throughout this  presentation and information regarding the GE Capital loan portfolio acquisition and Wells Fargo financing.

Blackstone Mortgage Trust     2
First Quarter 2015 Balance Sheet, Net Income, and Core Earnings
(a)
(Dollars in Millions)
CT Legacy portfolio
$8.4
Secured financings
($24.2)
Equity and other
(c)
($3.3)
($6.7)
($1.7)
Loan Origination
portfolio
$62.8
$35.4
$(8.4)
$0.4
$-
Interest income
Interest expense
Non-cash comp.
G&A/other expenses
Net results
$62.8
$-
($23.8)
Core
Earnings
(b)
Net
Income
$31.8
+
+
+
+
Convertible notes,
net
Balance
Sheet
Mgmt./Incen. fees
$3.3
$1.2
($0.1)
$-
($5.5)
($1.8)
$1,454
$162
$3,358
$31
$4,943
(a)
See page 17 for Fourth Quarter 2014 Balance Sheet, Net Income, and Core Earnings.
(b)
See Appendix for a definition of Core Earnings and a reconciliation to GAAP net income.
(c)
Includes stockholders’ equity of $1.5 billion, less the net of (i) cash and cash equivalents of $18 million, (ii) accrued interest receivable, prepaid expenses, and other assets of $34 million, and (iii) accounts payable, accrued expenses, and other liabilities of $49 million.

Core Earnings and Dividend Growth
BXMT's loan origination activity has produced strong, consistent Core Earnings and dividend growth since the platform re-launch in 2013.
Core Earnings
(Dollars in Millions)
Core Earnings
Per share
Dividends
Per share
$0.28 $0.41 $0.43 $0.43 $0.50 $0.52 $0.54
$0.27 $0.45 $0.48 $0.48 $0.50 $0.52 $0.52
$8.0
$12.0
$16.3
$20.5
$24.8
$30.1
$31.8
3Q'13 4Q'13 1Q'14 2Q'14 3Q'14 4Q'14 1Q'15
(a)
(a) See Appendix for a definition of Core Earnings and reconciliations to GAAP net income.
(b) Compound annual growth rate (“CAGR”) based on BXMT’s quarterly Core Earnings since 3Q’13.
Blackstone Mortgage Trust     3

Loan Portfolio Overview
Closed $937 million of loans during the quarter with an average new commitment of $179 million.
Net loan fundings of $570 million during the quarter produced 12% portfolio growth.
Portfolio Gross ROI
(a)
continues to remain stable in the L + 12-13% range as improved financing terms have generally balanced modestly lower portfolio asset yields.
Loan Portfolio Statistics
(Dollars in Millions)
Loan Portfolio Growth
(Net Book Value and Gross ROI
(a)
, Dollars in Millions)
L+12.7%    L+12.7%     L+12.9%    L+12.8%    L+12.8%
Gross
ROI:
Number of loans 60
Principal balance $4,977
Net book value $4,943
Wtd. avg. origination loan-to-value 64%
Wtd. avg. cash coupon L + 4.26%
Wtd. avg. all-in yield L + 4.68%
Wtd. avg. gross return on investment
(a)
L + 12.8%
Wtd. avg. maximum maturity
(b)
3.7 yrs.
$2,663
$3,488
$3,906
$4,429
$4,943
1Q'14 2Q'14 3Q'14 4Q'14 1Q'15
(a)
Weighted average gross return on investment (“Gross ROI”) is based on each asset’s all-in yield, assuming current rates with no dispositions, early payments, or defaults, and all-in cost of secured debt, assuming full leverage at the asset level based on the maximum available leverage in place or in negotiation for each investment, notwithstanding the amount actually borrowed. Gross ROI excludes costs related to convertible notes, management fees, and corporate-level expenses.
Gross ROI is presented solely for informational purposes and is not representative of net income recognized in prior or future periods.
(b)
Maximum maturity assumes all extension options are exercised, however BXMT’s floating rate loans may be repaid prior to such dates.
Blackstone Mortgage Trust     4

Portfolio Diversification
BXMT’s $5.0 billion floating rate portfolio is diversified by collateral property type and geographic location, and is comprised of senior mortgages and similar credit quality loans.
Geographic Diversification
(Net Book Value,% of Total)
RI MI
0.2%
NC
0.2%
0.6%
NY
29.9%
CA
14.3%
UK
12.2%
0.6%
NL
ES
1.6%
IL
7.5%
WA
7.5%
FL
5.7%
TX
4.7%
GA
4.5%
CAN
2.4%
DC
1.6%
AZ
1.4%
VA
1.4%
CO
1.3%
HI
1.0%
OR
0.9%
NV
0.2%
OH
0.2%
KY
0.1%
$316,934,052
$416,559,099
Collateral Diversification
(Net Book Value, % of Total)
Floating rate Loans
(Net Book Value, % of Total)
100.0%
Office
Multifamily
Hotel
Condo
Senior Loans
(Net Book Value, % of Total)
99.0%
Other
Retail
51%
26%
8%
5%
4%
6%
Blackstone Mortgage Trust     5

Credit Facilities and Liquidity
During the quarter, BXMT closed two upsizes of existing revolving credit facilities totaling $500 million, and obtained $262 million of additional ‘side car’ capacity, bringing total credit facility capacity to
$4.1 billion.
GBP and EUR multi-currency facilities provide $597 million of currency-matched financings, which hedge foreign currency denominated loans to the extent of leverage employed.
Total liquidity of $429 million
(a)
at quarter-end, providing for $1.5 billion
(a)
of potential loan originations
and fundings.
$410 million
L + 2.09%
$4.1 billion
Maximum
Collateral Asset
Debt Obligations
(b)
(Dollars in Thousands
Facility Size Principal Balance Potential Outstanding Available
Wells Fargo 1,000,000 $      837,372 $                654,656 $         515,103 $         139,553 $
JP Morgan
(c)
739,147            741,916                    580,899            513,813            67,086
Bank of America 750,000            501,041                    397,700            397,033            667
MetLife 750,000            527,611                    409,178            347,943            61,235
Citibank 500,000            625,053                    474,103            340,511            133,592
Morgan Stanley
(c)
370,250            171,590                    135,125            127,227            7,898
Total 4,109,397 $      3,404,583 $            2,651,661 $      2,241,630 $      410,031 $
(a)
Total liquidity includes $18 million of cash and $410 million of available borrowings. Potential loan originations assumes 3.5x asset-level leverage on total liquidity, net of
$88 million of minimum liquidity requirements under applicable debt covenants.
(b)
Potential borrowings represent the total amount that could be drawn under each facility based on collateral already approved and pledged. When undrawn, these amounts do not incur interest, but are immediately available to BXMT at its sole discretion under the terms of each revolving credit facility.
(c)
The maximum facility size for JP Morgan is composed of a $250 million facility, a £153 million ($227 million) facility, and $263 million related solely to a specific asset with a repurchase date of January 9, 2018. The maximum facility size for Morgan Stanley represents a £250 million ($370 million) facility that may be drawn in GBP or EUR.
Total Credit Facility Capacity Available Borrowings
Wtd. Avg. All-in Cost of Credit Facilities
Blackstone Mortgage Trust     6
)

Asset-Specific Financings
(a)
BXMT closed two additional asset-specific financings totaling $359 million, bringing asset-specific capacity to $1.3 billion and total financing capacity to $5.4 billion including credit facilities.
Opportunistic use of asset-specific financings preserves capacity of revolving repurchase facilities.
$1,274
(Dollars in Millions)
$454
•
Non-cross collateralized, with limited recourse and margin call provisions
•
Four agreements with $407 million outstanding and $47 million of future funding commitments
•
$539 million of collateral assets
Asset-Specific
Repurchase
Agreements
$709
•
Senior loan participations sold by BXMT
•
Four participation sales totaling $709 million
•
$879 million of whole loans financed
Loan
Participations
Sold
$111
•
Transaction structures resulting in realized sales of senior interests
•
One $111 million senior interest sold in a $145 million property financing
•
$34 million mezzanine loan remains in BXMT’s portfolio
Non-Consolidated
Senior Interests
(a) BXMT’s balance sheet includes asset-specific financings of $407 million classified as asset-specific repurchase agreements and $709 million classified as loan participations sold. See page 14, Consolidated Balance Sheet.
Total Asset-Specific Financing Capacity
Blackstone Mortgage Trust     7

GE Transaction Overview

Pro forma BXMT portfolio maintains senior loan focus and strong credit metrics while dramatically increasing borrower relationships and opportunities to grow origination volume.
Staged closings beginning in second quarter; potential for pool to reduce prior to closing due to transfer restrictions and repayments.
GE Capital Loan Portfolio Acquisition – Transaction Impact
(a)
$4.4 billion
82
4.21%
(b)
1.83%
(c)
100%
68%
54
$9.4 billion
142
4.24%
1.97%
99%
66%
96
99%
$5.0 billion
60
4.26%
2.09%
64%
42
% Senior Loans
Avg. Financing
Spread
Avg. Credit
Spread
Loans
Loan Portfolio
LTV
Relationships
Blackstone
Mortgage Trust
Pro Forma Portfolio Acquisition
Blackstone
Mortgage Trust
Existing Portfolio
(a) All information presented is as of March 31, 2015, and is based on review of loan documentation and other information provided by GE Capital in conjunction with acquisition due diligence. We expect to continue our review of the loan portfolio until the closings. In addition, certain loans may be repaid prior to the closings of the loan portfolio acquisition.
Accordingly, the loan portfolio that we ultimately acquire may have different characteristics than those described above, and such differences may be material. See Appendix for additional information.
(b) Represents the spread over the applicable base rate for floating rate loans and over the applicable swaps rate for fixed rate loans. Includes $2.2 billion of fixed rate loans with a weighted average duration of 2.1 years.
(c) Reflects weighted average year one financing spread. See page 11 for additional detail.
Blackstone Mortgage Trust     9

In addition to increased scale in core US and UK markets, the acquired portfolio adds geographic and asset class diversification to the loan portfolio.
GE Capital Loan Portfolio Acquisition – Portfolio Diversification
(a)
Asset Class
Geography
Blackstone
Mortgage Trust
Pro Forma Portfolio Acquisition
Blackstone
Mortgage Trust
Existing Portfolio
USA
84%
Canada
2%
UK
12%
Other
Europe
2%
USA
68%
Canada
15%
UK
10%
Germany
7%
USA
76%
Canada
8%
UK
11%
Germany
4%
Other
Europe
1%
Office
51%
Hotel
26%
Retail
4%
Resi.
13%
Other
6%
Manufactured
Housing
31%
Office
26%
Hotel
16%
Retail
12%
Resi.
4%
Other
11%
15%
Office
39%
Hotel
21%
Retail
8%
Resi.
9%
Other
8%
(a)
All information presented is as of March 31, 2015, and is based on review of loan documentation and other information provided by GE Capital in conjunction with acquisition due diligence. We expect to continue our review of the loan portfolio until the closings. In addition, certain loans may be repaid prior to the closings of the loan portfolio acquisition. Accordingly, the loan portfolio that we ultimately acquire may have different characteristics than those described above, and such differences may be material. See Appendix for additional information.
Manufactured
Housing
Blackstone Mortgage Trust     10

Market leading term and currency matched credit facility to finance portfolio acquisition.
Financing includes a Year 1 Add-On Advance to manage near term maturities and reduce equity funding requirements.
GE Capital Loan Portfolio Acquisition – Committed Financing
Amount
All-in Pricing
Repayment
Term
Recourse
Currency
Year 1 Add-On Advance
Floating rate index + 1.83%; 5bps rate increase in years 4 and 5
Pro rata for first 80% of repayments and sequential thereafter
5+1+1
25%; $250 million floor
Currency matched
Incremental $222 million advance against expected year 1
repayments; sequential pay; L+3.10%; 100% recourse; 1-yr. term
See Appendix and our Current Report on Form 8-K filed on April 13, 2015 for additional information.
$3.8 billion / 80% plus incremental 5% Year 1 Add-On Advance
Blackstone Mortgage Trust     11

Appendix

Loan Portfolio Details
The following table provides details of BXMT’s loan portfolio:
(a)
(b)
Maximum maturity date assumes all extension options are exercised, however BXMT’s floating rate loans may be repaid prior to such dates.
Includes (i) 44 senior loans with an aggregate principal balance of $2.4 billion and (ii) one mezzanine loan with a principal balance of $34 million resulting from BXMT’s sale of a non-consolidated senior interest.
(Dollars in Millions)
Origination
Date
Loan Type
Total
Commitment
Principal
Balance
Book
Value
Cash
Coupon
All-In
Yield
Maximum
Maturity
(a)
Geographic
Location
Property
Type
Origination
LTV
Loan 1 3/4/15 Senior loan 320.0 $   320.0 $   320.0 $         L + 4.25% L + 4.51% 3/9/17 WA Office 64%
Loan 2 5/22/14 Senior loan 296.2 296.2 292.4 L + 4.00% L + 4.34% 5/22/19 UK Hotel 57%
Loan 3 1/7/15 Senior loan 315.0 251.7 248.8 L + 3.50% L + 3.95% 1/9/20 NY Office 53%
Loan 4 11/21/13 Senior loan 181.0 181.0 180.0 L + 4.50% L + 4.86% 11/9/18 NY Condo 68%
Loan 5 12/9/14 Senior loan 210.7 163.3 162.0 L + 3.80% L + 4.31% 12/9/19 Diversified-US Office 65%
Loan 6 7/31/14 Senior loan 190.0 155.9 154.9 L + 3.50% L + 4.01% 8/9/19 IL Office 71%
Loan 7 1/7/14 Senior loan 160.0 154.1 153.1 L + 4.75% L + 5.14% 1/7/19 Diversified-US Other 71%
Loan 8 11/20/14 Senior loan 142.2 142.2 140.9 L + 3.40% L + 3.62% 11/20/19 UK Hotel 62%
Loan 9 12/17/13 Senior loan 139.6 139.6 139.0 L + 4.75% L + 5.27% 1/9/19 NY Office 70%
Loan 10 2/25/14 Senior loan 166.0 134.9 133.7 L + 4.40% L + 4.82% 3/9/19 Diversified-US Hotel 54%
Loan 11 1/30/14 Senior loan 145.9 133.4 133.1 L + 4.30% L + 4.63% 12/1/17 NY Hotel 39%
Loan 12 10/30/13 Senior loan 130.0 127.8 127.3 L + 4.38% L + 4.62% 11/9/18 CA Hotel 72%
Loan 13 6/20/14 Senior loan 137.5 124.7 123.8 L + 5.75% L + 6.39% 6/20/16 CA Hotel 45%
Loan 14 11/17/14 Senior loan 142.9 118.6 117.4 L + 5.50% L + 5.94% 12/9/19 CAN Office 52%
Loan 15 2/20/14 Senior loan 100.0 98.8 98.5 L + 4.40% L + 4.58% 3/9/19 NY Office 70%
Loans 16-60 Various
Various
(b)
2,750.5 2,435.3 2,418.5 L + 4.26% L + 4.73% Various Various Various 67%
Total/Wtd. avg. 5,527.5 $      4,977.5 $      4,943.4 $      L + 4.26% L + 4.68% 3.7 years 64%
Blackstone Mortgage Trust     13

Consolidated Balance Sheet
(Dollars in Thousands, Except per Share Data)
Blackstone Mortgage Trust     14
March 31, 2015 December 31, 2014
Assets
Cash and cash equivalents 18,474 $                    51,810 $
Restricted cash 26,890 11,591
Loans receivable, net 4,943,383 4,428,500
Equity investments in unconsolidated subsidiaries 11,570 10,604
Accrued interest receivable, prepaid expenses, and other assets 85,381 86,016
Total assets 5,085,698 $             4,588,521 $
Liabilities and equity
Accounts payable, accrued expenses, and other liabilities 62,862 $                    61,013 $
Revolving repurchase facilities 2,241,630 2,040,783
Asset-specific repurchase agreements 407,203 324,553
Loan participations sold 708,845 499,433
Convertible notes, net 162,460 161,853
Total liabilities 3,583,000 3,087,635
Equity
Class A common stock, $0.01 par value 585 583
Additional paid-in capital 2,030,760 2,027,404
Accumulated other comprehensive loss (31,756) (15,024)
Accumulated deficit (542,654) (547,592)
Total Blackstone Mortgage Trust, Inc. stockholders’ equity 1,456,935 1,465,371
Non-controlling interests 45,763 35,515
Total equity 1,502,698 1,500,886
Total liabilities and equity 5,085,698 $             4,588,521 $

Consolidated Statement of Operations
(Dollars in Thousands, Except per Share Data)
Three Months Ended March 31, % Change
2015 2014 vs. 1Q’14
Income from loans and other investments
Interest and related income 63,407 $                   33,656 $                   88.4%
Less: Interest and related expenses 24,161                      12,074                      100.1%
Income from loans and other investments, net 39,246                      21,582                      81.8%
Other expenses
Management and incentive fees 6,671                        3,397                        96.4%
General and administrative expenses 7,663                        3,199                        139.5%
Total other expenses 14,334                      6,596                        117.3%
Unrealized gain (loss) on investments at fair value 17,476                      (1,339)                       N/M
Income from equity investments in unconsolidated subsidiaries 3,950                        -                            100.0%
Income before income taxes 46,338                      13,647                      239.5%
Income tax provision 245                           531                           -53.9%
Net income 46,093 $                   13,116 $                   251.4%
Net income attributable to non-controlling interests (10,700)                     (51)                            N/M
Net income attributable to Blackstone Mortgage Trust, Inc. 35,393 $                   13,065 $                   170.9%
Per share information (basic and diluted)
Weighted-average shares of common stock outstanding 58,576,025             37,967,365
Net income per share of common stock 0.60 $                       0.34 $                       76.5%
Blackstone Mortgage Trust     15

Per Share Calculations
(Amounts in Thousands, Except per Share Data)
Core Earnings
Reconciliation
Book Value
per Share
Earnings
per Share
Three Months Ended
March 31, 2015 December 31, 2014
Net income 35,393 $                        21,490 $
CT Legacy Portfolio net (income) loss (8,400) 4,833
Incentive management fees 1,212 817
Non-cash compensation expense 3,297 2,528
Other items 342 408
Core Earnings 31,844 $                        30,076 $
Weighted-average shares outstanding, basic and diluted 58,576 58,190
Core Earnings per share, basic and diluted 0.54 $                            0.52 $
March 31, 2015 December 31, 2014
Stockholders‘ e quity 1,456,935 $                      1,465,371 $
Shares
Class A common stock 58,451 58,270
Deferred stock units 124 119
58,575 58,389
Book value per share 24.87 $                              25.10 $
Three Months Ended
March 31, 2015 December 31, 2014
Net income 35,393 $                            21,490 $
Weighted-average shares
outstanding, basic and diluted 58,576 58,190
Earnings per share, basic and diluted 0.60 $                                0.37 $
Blackstone Mortgage Trust     16

Fourth Quarter 2014 Balance Sheet, Net Income, and Core Earnings
(Dollars in Millions)
CT Legacy portfolio
($4.8)
Secured financings
($21.3)
Equity and other
(b)
($2.5)
($6.3)
($1.1)
Loan Origination
portfolio
$57.5
$21.5
$4.8
$0.4
$-
Interest income
Interest expense
Non-cash comp.
G&A expenses
Net results
$57.5
$-
($20.9)
Core
Earnings
(a)
Net
Income
$30.1
+
+
+
+
Convertible notes,
net
Balance
Sheet
Mgmt./Incen. fees
$2.5
$0.8
$-
$-
($5.5)
($1.1)
$4,429
$22
$2,865
$162
$1,424
See page 19 for a definition of Core Earnings and page 16 for a reconciliation to GAAP net income.
Includes stockholders’ equity of $1.5 billion, less the net of (i) cash and cash equivalents of $52 million, (ii) accrued interest receivable, prepaid expenses, and other assets of $37 million, and (iii) accounts payable, accrued expenses, and other liabilities of $47 million.
(a)
(b)
Blackstone Mortgage Trust     17

Blackstone Mortgage Trust     18
Reconciliation of Net Income to Core Earnings
(Amounts in Thousands, Except per Share Data)
Three Months Ended
September 30,
2013
December 31,
2013
Mach 31,
2014
June 30,
2014
September 30,
2014
December 31,
2014
Mach 31,
2015
Net income 8,320 $           7,079 $          13,065 $        33,466 $        22,024 $        21,490 $        35,393 $
CT Legacy Portfolio segment net (income) loss (437) 3,670 970 (15,508) (134) 4,833 (8,400)
Incentive management fees - - - - 842 817 1,212
Non-cash compensation expense 94 1,158 1,834 2,382 1,619 2,528 3,297
Other items - 107 423 162 404 408 342
Core Earnings 7,977 $           12,014 $        16,292 $        20,502 $        24,755 $        30,076 $        31,844 $
Weighted-average shares outstanding, basic and diluted 28,895 29,364 37,967 47,978 49,211 58,190 58,576
Net income per share, basic and diluted 0.29 $             0.24 $            0.34 $            0.70 $            0.45 $            0.37 $            0.60 $
Core Earnings per share, basic and diluted 0.28 $             0.41 $            0.43 $            0.43 $            0.50 $            0.52 $            0.54 $

Definitions
Blackstone Mortgage Trust     19
Blackstone Mortgage Trust, Inc. (“BXMT”) discloses Core Earnings, a financial measure that is calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United
States of America (“GAAP”) in this presentation.
Core Earnings is an adjusted measure that helps BXMT evaluate its performance excluding the effects of certain transactions and GAAP adjustments that it believes are not necessarily indicative of its current loan origination portfolio and operations. BXMT also uses Core Earnings to calculate the incentive and base management fees due to its manager under its management agreement and, as such, BXMT believes that the disclosure of Core Earnings is useful to investors.
Core Earnings is defined as GAAP net income (loss), including realized losses not otherwise included in GAAP net income (loss), and excluding (i) net income (loss) attributable to the CT Legacy Portfolio, (ii) non-cash equity compensation expense, (iii) incentive management fees, (iv) depreciation and amortization, and (v) unrealized gains
(losses) or similar non-cash items. Core Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by BXMT’s manager, subject to approval by a majority of its independent directors.
Core Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income, or an indication of BXMT’s GAAP cash flows from operations, a measure of BXMT’s liquidity, or an indication of funds available for its cash needs. In addition, BXMT’s methodology for calculating Core Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, its reported Core Earnings may not be comparable to the Core Earnings reported by other companies.

Forward-Looking Statements
Blackstone Mortgage Trust     20
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of
1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect Blackstone
Mortgage Trust’s (“BXMT”) current views with respect to, among other things, BXMT’s proposed loan portfolio acquisition from GE Capital and operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,”
“will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. BXMT believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended
December 31, 2014 and under the section entitled “Risks Related to the Loan Portfolio Acquisition” in its Current
Report on Form 8-K filed with the Securities and Exchange Commission on April 13, 2015, as such factors may be updated from time to time in its periodic filings with the SEC which are accessible on the SEC’s website at
www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. BXMT assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events or circumstances.
BXMT’s acquisition of the GE Capital loan portfolio is expected to close in stages beginning in the second quarter of
2015, subject to regulatory approval and the satisfaction or waiver of certain customary closing conditions set forth in the transaction agreements. However, there can be no assurance that the closing of the acquisition of all or any part of the loan portfolio will occur. Additionally, the closing of the Wells Fargo facility is subject to the negotiation, in good faith, and the execution and delivery of definitive documentation acceptable to the parties and certain other customary terms and conditions, and there can be no assurance that the Company will be able to obtain such financing on terms acceptable to it or at all.